                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                 CHRONIMED INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                [CHRONIMED LOGO]

                             10900 RED CIRCLE CRIVE
                          MINNETONKA, MINNESOTA 55343

                           -------------------------

To Our Shareholders:

You are cordially invited to attend the 2001 Annual Meeting of Shareholders, which will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota on Tuesday, November 27, 2001, at 3:30 p.m. Central Standard Time.

At the Annual Meeting, shareholders will re-elect two directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement. The Board of Directors and Management hope that you will be able to attend the meeting in person.

The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope to ensure that your shares will be represented. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.

                                          Sincerely yours,

                                          [HENRY F. BLISSENBACH SIG]
                                          Henry F. Blissenbach
                                          Chairman of the Board of Directors
                                          and Chief Executive Officer

October 25, 2001

                                 CHRONIMED INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 27, 2001

TO THE SHAREHOLDERS OF CHRONIMED INC.:

     Notice is hereby given to the holders of common shares of Chronimed Inc. that the Annual Meeting of Shareholders of the Company will be held at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, on Tuesday, November 27, 2001, at 3:30 p.m. Central Standard Time, or at any adjournments thereof, to consider and act upon the following matters:

     1. To elect two directors to serve for terms of three years.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 19, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors

                                          [KENNETH S. GUENTHNER SIG]
                                          Kenneth S. Guenthner
                                          General Counsel and Secretary
October 25, 2001

                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 27, 2001

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                                    GENERAL

     The Annual Meeting of Shareholders of Chronimed Inc. ("Company") will be held on Tuesday, November 27, 2001, at 3:30 p.m., Central Standard Time, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, accompanying form of proxy, and Chronimed Inc. annual report are first being mailed to shareholders on or about October 29, 2001.

     The only matters the Board of Directors knows will be presented are those stated in Items 1 and 2 of the notice. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1 AND 2. Should any other matter properly come before the meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgement on such matter.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The enclosed proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting. Such solicitation is being made by mail and may also be made by directors, officers, and regular employees of the Company personally or by telephone. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing or by appearing in person at the meeting. Subject to any such revocation, all shares represented by properly executed proxies that are received prior to the meeting will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted (i) FOR the election of the Board of Directors' nominees named in this Proxy Statement for the respective terms described in this Proxy Statement, (ii) FOR ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the current fiscal year, and (iii) in the Proxy's discretion on such other business as may come before the Annual Meeting. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting.

     Each shareholder will be entitled to cast one vote in person or by proxy for each share of Common Stock held by the shareholder. Only shareholders of record at the close of business on October 19, 2001 will be entitled to vote at the meeting. Common Stock, $.01 par value per share, of which there were 12,315,314 shares outstanding on the record date, constitutes the only class of outstanding voting securities issued by the Company. Each share is entitled to cast one vote on each proposal before the meeting.

     Under Chronimed's bylaws, at all shareholder meetings with a quorum (i.e., at least a majority of the shares entitled to vote at the meeting) present, matters shall generally be decided by the vote of holders of a majority of our shares present in person or by proxy and entitled to vote. Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of abstentions being treated as "no" votes. Broker nonvotes are considered shares present for quorum purposes, but they are not considered shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

     All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     As approved by the shareholders at the December 3, 1997 Annual Meeting, the Company amended its Articles of Incorporation and Bylaws to divide the Board of Directors into classes to allow for staggered terms of office, with one class of directors elected each year and each director serving for a term of three years. Commencing with the November 18, 1998 Annual Meeting of Shareholders, the shareholders have elected only one class of directors each year, with each director so elected to hold office for a term expiring at the third annual meeting of shareholders following their election. This procedure will be repeated each year with the result that approximately one-third of the whole Board of Directors will be elected each year.

     Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event one or more of the nominees should become unavailable for service by reason of death or other unexpected occurrence, shares represented by proxy may be voted for the election of another nominee as the Board of Directors may propose. The affirmative vote of the holders of a majority of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 1, is required to approve Proposal 1. For this purpose, a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.

                             NOMINEES FOR DIRECTOR

                               CLASS I DIRECTORS
                               (THREE YEAR TERM)

                                John H. Flittie
                               Stuart A. Samuels

     Set forth below is information regarding the two nominees as well as the existing directors not currently up for election, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages. The following table also sets forth the Common Stock ownership of each of the Company's directors. Unless otherwise indicated, all persons have sole or joint with spouse voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Nominees may be contacted through the Company's headquarters.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE DIRECTOR NOMINEES.

                                                                               NUMBER OF
                                                                           SHARES OF COMMON
                                                                              STOCK OWNED        PERCENT
         NAME AND                                                         BENEFICIALLY AS OF       OF
POSITIONS WITH THE COMPANY  AGE           PRINCIPAL OCCUPATION           SEPTEMBER 30, 2001(1)    CLASS
--------------------------  ---   ------------------------------------   ---------------------   -------
NOMINEES FOR DIRECTOR (Class I Directors -- Three Year Term ending at the 2004 Annual Meeting)
John H. Flittie             65    Mr. Flittie was elected as a                   12,200              *
Director                          director in August 1998. He most
                                  recently served as President and
                                  Chief Operating Officer of ReliaStar
                                  Financial Corporation, a NYSE-listed
                                  financial services holding company,
                                  retiring June 30, 1999. He joined
                                  ReliaStar (then Northwestern
                                  National Life) in 1985 as Senior
                                  Vice President and Chief Financial
                                  Officer. He served as a director of
                                  ReliaStar until June 2000. Mr.
                                  Flittie is a director of Community
                                  First Bankshares, Inc., a
                                  Nasdaq-listed financial services
                                  company, and Medica, a
                                  Minneapolis-based health maintenance
                                  organization. Mr. Flittie is a
                                  Fellow of the Society of Actuaries
                                  and on the Advisory Board of the
                                  College of Business Administration
                                  at Drake University. He is an
                                  adjunct faculty member of The
                                  Graduate School of Business of the
                                  University of St. Thomas, and is a
                                  self-employed consultant.

Stuart A. Samuels           59    Since 1990, Mr. Samuels has been a             30,000              *
Director                          management consultant, specializing
                                  in business management, strategic
                                  sales and marketing, and business
                                  development for several companies,
                                  specifically in the pharmaceutical
                                  and healthcare industries. From 1986
                                  to 1990, Mr. Samuels acted as Senior
                                  Vice President at Rorer
                                  Pharmaceutical Corporation, General
                                  Manager, Rorer Pharmaceuticals and
                                  President, Dermik Laboratories.
                                  Prior to that time he held several
                                  executive sales and marketing
                                  positions at Revlon Health Care
                                  Group and various product management
                                  positions at Warner Lambert. He
                                  currently serves on the boards of
                                  directors of Health Market Sciences
                                  (Chairman), Afferon Corporation,
                                  PharMetrics, Inc., and Target Rx,
                                  Inc., and recently completed a board
                                  term with Avanir Pharmaceuticals.

                                                                               NUMBER OF
                                                                           SHARES OF COMMON
                                                                              STOCK OWNED        PERCENT
         NAME AND                                                         BENEFICIALLY AS OF       OF
POSITIONS WITH THE COMPANY  AGE           PRINCIPAL OCCUPATION           SEPTEMBER 30, 2001(1)    CLASS
--------------------------  ---   ------------------------------------   ---------------------   -------
EXISTING DIRECTORS (Not Currently up for Election)

Henry F. Blissenbach(2)     59    Dr. Blissenbach was appointed                 254,248            1.9%
Chairman of the Board of          Chairman of the Board and Chief
Directors and Chief               Executive Officer of Chronimed Inc.
Executive Officer                 on July 1, 2000. Dr. Blissenbach was
                                  named President and Chief Operating
                                  Officer of the Company in May 1997.
                                  He became a director of the Company
                                  in September 1995. From 1992 to
                                  1997, he served as President of
                                  Diversified Pharmaceutical Services,
                                  Inc. (DPS), a United Healthcare
                                  subsidiary until 1994 and thereafter
                                  a subsidiary of SmithKline Beecham
                                  Corp. DPS is a pharmacy benefit
                                  management firm. Dr. Blissenbach
                                  also serves as a director of Ligand
                                  Pharmaceuticals Inc., a publicly
                                  held biomedical development company,
                                  and Opportunity Partners, Inc., a
                                  non-profit company.

John Howell Bullion(3)      49    Since 1994, Mr. Bullion has been              218,125            1.6%
Director                          Chief Executive Officer of Orphan
                                  Medical, Inc., a publicly held
                                  specialty pharmaceutical company
                                  dedicated to patients with uncommon
                                  diseases. He has been Chairman of
                                  Orphan Medical since 1998. Mr.
                                  Bullion is a co-founder and director
                                  of Chronimed Inc., from which Orphan
                                  Medical was spun off in 1994. Prior
                                  to 1994, Mr. Bullion acted as
                                  president in the turn-around of a
                                  private soil and water remediation
                                  company and president of a start-up
                                  software company. He has been a Vice
                                  President and partner of FBS Venture
                                  Capital Company for seven years and
                                  has held several financial and
                                  operating positions in a Fortune 500
                                  company. He also serves on the board
                                  of directors of LifeTime Fitness
                                  (Fitness Corporation of America,
                                  Ltd.), a private provider of fitness
                                  facilities and recreational
                                  services. He has an M.B.A. from the
                                  Carlson School of Management at the
                                  University of Minnesota and a degree
                                  in English from Carleton College.

                                                                               NUMBER OF
                                                                           SHARES OF COMMON
                                                                              STOCK OWNED        PERCENT
         NAME AND                                                         BENEFICIALLY AS OF       OF
POSITIONS WITH THE COMPANY  AGE           PRINCIPAL OCCUPATION           SEPTEMBER 30, 2001(1)    CLASS
--------------------------  ---   ------------------------------------   ---------------------   -------
Thomas F. Heaney(2)         55    Mr. Heaney is a Managing Director in           30,000            *
Director                          the Minneapolis office of Korn/Ferry
                                  International, a leading management
                                  consulting firm specializing in
                                  executive recruitment. Mr. Heaney is
                                  responsible for senior-level and
                                  board of director searches in the
                                  healthcare practice, with particular
                                  emphasis on provider/managed care
                                  assignments. Before joining
                                  Korn/Ferry in 1995, Mr. Heaney was a
                                  Partner in an Illinois-based
                                  executive search practice and was
                                  Managing Vice President of that
                                  firm's Minneapolis office. Prior to
                                  that time, Mr. Heaney served in
                                  various executive roles at
                                  UnitedHealthcare Management Company,
                                  UnitedHealthcare Corporation, and
                                  Physicians Health Plan of Minnesota
                                  (now Allina Health Systems). Mr
                                  Heaney serves on the boards of
                                  directors of the Illusion Theater,
                                  Insight, Inc., and the Decathlon
                                  Athletic Club.

David R. Hubers(3)          58    Mr. Hubers was Chairman of American            15,000            *
Director                          Express Financial Advisors Inc.
                                  prior to his retirement. He joined
                                  American Express Financial Advisors
                                  Inc. in 1965 and held various
                                  positions until being named Senior
                                  Vice President of Finance and Chief
                                  Financial Officer in 1982. In August
                                  of 1993 he was appointed President
                                  and Chief Executive Officer and
                                  served in that capacity until June,
                                  2001. Mr. Hubers serves on the
                                  boards of directors of the
                                  Investment Company Institute,
                                  Carlson School of Management at the
                                  University of Minnesota, the
                                  Minnesota Business Partnership,
                                  Fairview Hospitals, RTW, the United
                                  Way, Lawson Software, and the
                                  National Council on Economic
                                  Education. He is also chairman of
                                  the Fairview Hospitals Human
                                  Resources Committee, and a member of
                                  its Executive Committee.

                                                                               NUMBER OF
                                                                           SHARES OF COMMON
                                                                              STOCK OWNED        PERCENT
         NAME AND                                                         BENEFICIALLY AS OF       OF
POSITIONS WITH THE COMPANY  AGE           PRINCIPAL OCCUPATION           SEPTEMBER 30, 2001(1)    CLASS
--------------------------  ---   ------------------------------------   ---------------------   -------
Charles V. Owens, Jr.(2)    74    Mr. Owens has served as a director             63,640            *
Director                          of the Company since 1991. Since
                                  1988, Mr. Owens has served as a
                                  consultant to several medical device
                                  and diagnostic firms in the United
                                  States and Japan. From 1985 to 1988,
                                  he was Chief Executive Officer of
                                  Genesis Labs, Inc., a diagnostics
                                  manufacturing company. Before his
                                  employment with Genesis Labs, Inc.,
                                  Mr. Owens was an executive officer
                                  with various medical device
                                  companies, including Executive Vice
                                  President of Miles Laboratories,
                                  Inc. Mr. Owens is a past director of
                                  St. Jude Medical, Inc., a medical
                                  device company, and was a director
                                  of Genesis Labs, Inc.

-------------------------
 *  Less than 1%

(1) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Dr. Blissenbach, 212,601; Mr. Bullion, 36,000; Mr. Owens, 36,000; Mr. Flittie, 10,000; Mr. Heaney, 30,000; Mr. Hubers, 15,000; and Mr.
    Samuels, 30,000.

(2) Class II Directors -- will be up for election at the 2002 Annual Meeting of Shareholders.

(3) Class III Directors -- will be up for election at the 2003 Annual Meeting of Shareholders.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     Audit Committee -- Messrs. Bullion, Flittie, and Hubers are independent directors and the only members of the Audit Committee of the Board of Directors. The Committee met five times during fiscal 2001. The Audit Committee follows the directives of the Blue Ribbon Panel, is governed by a written charter, and represents the Board in discharging its responsibilities relating to accounting, reporting, and financial control practices of the Company. The Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Committee also annually reviews the qualifications and objectivity of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audit and reviews their management comment letters. Mr. Bullion serves as Chairman.

     Compensation Committee -- The only members of the Compensation Committee, which oversees compensation for directors, officers, and key employees of the Company, are Messrs. Heaney, Owens, and Samuels, who are all independent directors. The Compensation Committee met six times during fiscal 2001. Mr. Owens serves as Chairman.

     Board of Directors Meetings -- The Board of Directors met eleven times, including three telephonic meetings, during fiscal 2001. Each director attended 75% or more of the meetings of the Board and Committee on which he served during his tenure. The Board of Directors does not have a standing nominating committee.

DIRECTOR COMPENSATION

     During fiscal 2001, non-employee directors received an annual retainer of $20,000, plus fees of $1,000 for each board meeting attended in person or by telephone and $500 for each committee meeting attended in person or by telephone. Committee chairmen received an additional $200 per committee meeting. Directors were also reimbursed for out-of-pocket expenses incurred in attending board and committee meetings.

     Pursuant to the Company's 1994 Stock Option Plan for Directors, each non-employee director automatically receives an option to purchase 30,000 shares on the date of the director's initial election to the Board. Each option has an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. The option will vest as to 5,000 shares if the Company's share price becomes 20 percent greater than the exercise price on or before the third anniversary of the grant. The option will vest as to an additional 10,000 shares if the price per share becomes 60 percent greater than the exercise price on or before the fourth anniversary of the grant. The option will vest as to the final 15,000 shares if the price per share becomes 100 percent greater than the exercise price on or before the fifth anniversary of the grant. Acceleration requires the maintenance of share-price benchmarks for at least five trading days during any consecutive 30-day period. Further, these options may become immediately exercisable upon certain change-in-control events as described in the Company's 1994 Stock Option Plan for Directors. The options expire ten years after date of grant.

     Each non-employee director also receives an annual option to purchase 5,000 shares pursuant to the 1994 Stock Option Plan for Directors. The option vests on the seventh anniversary of the date of grant unless vesting is accelerated. This accelerated vesting is similar to the vesting schedule noted above for the initial option to purchase 30,000 shares. The options expire ten years after date of grant.

     Based on the above-noted terms and the price of the Company's Common Stock during fiscal 2001, the following is a chart reflecting the unexercised non-employee director option grants and related vesting as of September 30, 2001.

                                          OPTION GRANT       EXERCISE PRICE       # OF OPTIONS       # OF OPTIONS
                 NAME                         DATE             ($/SHARE)           GRANTED(1)           VESTED
                 ----                     ------------       --------------       ------------       ------------
John Howell Bullion...................       9/29/94             $12.50              30,000             30,000
                                            11/13/96             $14.63               5,000                 --
                                             12/3/97             $11.75               5,000              1,000
                                            11/18/98             $10.75               5,000              1,000
                                             2/23/00             $ 9.00               5,000              1,000
                                            12/14/00             $ 8.13               5,000              3,000
John H. Flittie.......................       8/11/98             $11.25              30,000              5,000
                                            11/18/98             $10.75               5,000              1,000
                                             2/23/00             $ 9.00               5,000              1,000
                                            12/14/00             $ 8.13               5,000              3,000
Thomas F. Heaney......................      11/13/00             $ 6.88              30,000             30,000
David R. Hubers.......................      12/14/00             $ 8.13              30,000             15,000
Charles V. Owens......................       9/29/94             $12.50              30,000             30,000
                                            11/13/96             $14.63               5,000                 --
                                             12/3/97             $11.75               5,000              1,000
                                            11/18/98             $10.75               5,000              1,000
                                             2/23/00             $ 9.00               5,000              1,000
                                            12/14/00             $ 8.13               5,000              3,000
Stuart A. Samuels.....................      11/13/00             $ 6.88              30,000             30,000

-------------------------
(1) All non-qualified options are transferable by each director to his immediate family members and family trusts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company consists of three independent directors. Mr. Owens is the committee chair and Mr. Heaney and Mr. Samuels are the other members.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of directors, officers, and key employees of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company, including enhanced share value. The Company's Compensation Committee is comprised of three independent directors.

     EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving strategic Company goals. There are three basic components to the Company's executive compensation program, including base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of Company and individual performance, compensation levels at comparable companies, equity among employees, and cost effectiveness. In addition, employees are eligible to participate in the Company's 401(k) plan, certain insurance plans, and the Company's Employee Stock Purchase Plan.

          BASE PAY. Base pay is designed to be competitive with salary levels for equivalent positions at comparable companies. An executive's actual salary within this competitive framework will depend on the individual's performance, responsibilities, experience, leadership, and potential future contribution. Base pay is administered to remain competitive with the market, yet allow for significant emphasis on incentive bonus compensation in proportion to total annual cash compensation.

          ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus based on a mix of the Company's and the executive's performance. Performance targets are intended to motivate the Company's executives by providing bonus payments for the achievement of specific financial goals within the Company's business plan. No bonuses were paid to executive officers for fiscal 2001 with respect to total company financial performance. Bonuses were paid for fiscal 2001 to all named executive officers with respect to individual performance, except for the Company's Chairman of the Board and Chief Executive Officer, Henry
     F. Blissenbach, who received none.

          LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to shareholder return. Long-term incentive compensation consists of stock options that do not fully vest until after five years and are exercisable only if an executive is an employee of the Company. Stock options are awarded with an exercise price equal to the fair market value of the Common Stock on the date of grant. Accordingly, an executive is rewarded only if Company shareholders receive the benefit of appreciation in the price of the Common Stock. Because long-term options vest over time, the Company periodically grants new options to provide continuing incentives for future performance. The size of periodic option grants is a function of the scope of an executive's accountability, recent performance as determined by the Committee, and other factors.

          SAVINGS AND INVESTMENT PLAN; BENEFITS. The Company maintains a 401(k) Savings Plan ("Savings Plan"), which is funded by employee elective salary deferrals. The Savings Plan covers executive officers and substantially all employees meeting minimum eligibility requirements. The Savings Plan requires that the Company match 40% of the first 5% of an employee's pay and provides for additional discretionary contributions by the Company. Through June 29, 2001, the Company had not made any additional discretionary contributions to the Savings Plan. In addition, the Company provides medical and other miscellaneous benefits to its officers, including a diagnostic services plan that provides significant coverage for annual physicals and a financial services plan that reimburses officers for various financial and tax services.

     ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines changes appropriate for the following year. In addition, the Committee reviews the performance of the Chief Executive Officer and, with the assistance of the Chief Executive Officer, the individual performance of the other executive officers. The Committee makes recommendations to the Board of Directors for final approval of all material compensation matters.

     CHIEF EXECUTIVE OFFICER. Dr. Blissenbach became the Company's Chairman of the Board and Chief Executive Officer on July 1, 2000. Pursuant to the terms of Dr. Blissenbach's July 1, 2000 employment agreement he received a base salary of $295,000 in fiscal 2001. His base salary was established in the employment agreement when the Committee considered compensation programs of comparable companies, Dr. Blissenbach's individual performance and salary history, and the Company's historical and planned performance. Dr. Blissenbach received options to purchase 130,000 shares in fiscal 2001 (issued in August, 2000) related to his performance in fiscal 2000.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended, should not affect the deductibility of compensation paid to the Company's executive officers for the foreseeable future. The majority of the options available for grant under the Company's stock option plans will comply with Section 162(m), so that compensation resulting from these stock options will not be counted toward the $1,000,000 limit on deductible compensation under Section 162(m). The Compensation Committee has not formulated any policy with respect to qualifying other types of compensation for deductibility under Section 162(m).

Submitted by the Compensation Committee of the Chronimed Board of Directors:

Charles V. Owens, Jr., Chairman
Thomas F. Heaney
Stuart A. Samuels

                               EXECUTIVE OFFICERS

     The Company's executive officers and their ages as of October 25, 2001, are as follows:

             NAME                  AGE                                 POSITION
             ----                  ---         --------------------------------------------------------
                                               Chairman of the Board of Directors and Chief Executive
Henry F. Blissenbach               59          Officer
Gregory H. Keane                   46          Vice President, Chief Financial Officer and Treasurer
Michelle R. Jahn                   45          Vice President -- Sales and Marketing
Patrick L. Taffe                   49          Chief Information Officer
Shawn L. Featherston               48          Vice President -- Human Resources
Kenneth S. Guenthner               45          General Counsel and Secretary

     Dr. Blissenbach was appointed Chairman of the Board and Chief Executive Officer of the Company on July 1, 2000. Dr. Blissenbach was named President and Chief Operating Officer in May 1997. He became a director of the Company in September, 1995. From 1992 to 1997, he served as President of Diversified Pharmaceutical Services, Inc. (DPS), a UnitedHealthcare subsidiary until 1994, and thereafter a subsidiary of SmithKline Beecham Corp. DPS is a pharmacy benefit management firm. Dr. Blissenbach also serves as a director of Ligand Pharmaceuticals Inc., a publicly held biomedical development company, and Opportunity Partners, a non-profit company.

     Mr. Keane joined the Company as Controller in April 1996. He was appointed Vice President and Treasurer in March, 1999. In February, 2000 he was appointed Chief Financial Officer. From 1983 to 1996, Mr. Keane served in a number of financial management roles at National Computer Systems, a publicly held systems and services company based in Minneapolis, Minnesota. Previous employment included financial management positions in the software industry and public accounting experience.

     Ms. Jahn joined the Company in April 2001 as Vice President, Sales and Marketing. Prior to joining Chronimed, Ms. Jahn held a variety of executive corporate business development and account management positions in the healthcare industry, including Vice President, Sales and Account Management at the Institute for Healthcare Quality in Minneapolis, Minnesota from 2000 to 2001, and Vice President, National Partnerships at HCIA-Sachs in Evanston, Illinois from 1995 to 2000.

     Mr. Taffe joined the Company in July 1996 as Vice President of Information Systems. In May 2000 he was appointed Chief Information Officer. From 1992 to 1996, he was Vice President, Information Systems and Operations, with MedPower Information Systems, Inc., a business that consults with companies implementing health care information systems and processes. Previous employment included senior MIS positions with Carlson Travel Group, Damark, and CVN Companies.

     Mr. Featherston joined the Company in October 1998 as Vice President, Human Resources. From 1993 to 1998, he was employed by Empi, Inc., a medical products manufacturer, as Director and Vice President, Human Resources, and Vice President, Sales Operations. Previous employment includes 20 years of human resources experience in consulting and industry.

     Mr. Guenthner joined the Company in February 1998 as corporate counsel and was appointed Secretary in March, 1999. He was named General Counsel on July 1, 2000. Prior to joining the Company, Mr. Guenthner maintained a private legal practice representing both public and private companies.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid during the fiscal year ended June 29, 2001, and for fiscal 2000 and 1999, where applicable, to the Company's Chairman of the Board of Directors and Chief Executive Officer, four other most highly paid executive officers, and one executive officer of a subsidiary, (the "named executive officers").

                                                                                       LONG TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                              ANNUAL COMPENSATION($)                 -------------
                                --------------------------------------------------    SECURITIES
                                                                    OTHER ANNUAL      UNDERLYING        ALL OTHER
 NAME AND PRINCIPAL POSITION    FISCAL YEAR   SALARY    BONUS(1)   COMPENSATION(2)   OPTIONS(#)(3)   COMPENSATION($)
 ---------------------------    -----------   ------    --------   ---------------   -------------   ---------------
Henry F. Blissenbach(4)            2001       295,200        --         4,891           130,000                --
Chairman of the Board              2000       232,200    60,000         4,025                --                --
and Chief Executive Officer        1999       232,200    25,000         5,900           116,800                --
Stephen T. Ritter(5)               2001       170,000    60,000         3,800            65,000                --
Vice President                     2000       133,400    35,000         3,184                --                --
                                   1999            --        --            --                --                --
Gregory H. Keane(6)                2001       180,000    17,280         3,767            50,000                --
Vice President, Chief
  Financial                        2000       146,600    80,000         2,911                --                --
Officer and Treasurer              1999            --        --            --                --                --
Patrick L. Taffe(7)                2001       168,000    27,720         3,036            45,000                --
Vice President                     2000       160,000    76,800         4,167                --                --
                                   1999       145,000    25,000         3,600            46,720                --
Perry L. Anderson(8)               2001       180,000    10,000         5,000            70,000                --
Vice President                     2000       162,500    99,900         5,020                --                --
                                   1999       145,000    58,500         3,600            46,720                --
Maurice R. Taylor, II(9)           2001       162,900   221,610            --                --         1,226,000
Executive officer of
  subsidiary,                      2000       325,000    60,000            --           100,000                --
former Chairman of the Board       1999       325,800    50,000         4,900           116,800                --
and Chief Executive Officer

-------------------------
(1) Bonus amounts represent the bonus earned for the fiscal year shown but paid in the next fiscal year. Bonus amounts for fiscal 2000 include retention bonuses paid in January, 2000, in addition to amounts earned for the fiscal year but paid in fiscal 2001.

(2) Other annual compensation consists of Company 401(k) contribution matches.

(3) Upon shareholder approval of the Company's 1999 Stock Option Plan, executive officers were granted options in November, 1998, and then in June, 1999, for fiscal 1999. For fiscal 2000, options were granted August 29, 2000 to all officers and employees and, because they were granted after the Company's June 30, 2000, fiscal year-end, are reflected as fiscal 2001 option grants. For fiscal 2001, options were granted August, 2001 to all officers and employees and, because they were granted after the Company's June 29, 2001 fiscal year-end, are not reflected as fiscal 2001 results. These grants will be reflected in next year's proxy statement. Also, all non-qualified stock options are transferable by each officer to his or her immediate family members and family trusts.

(4) Dr. Blissenbach was hired as President and Chief Operating Officer in May, 1997. Dr. Blissenbach became Chief Executive Officer and Chairman of the Board effective July 1, 2000.

(5) Mr. Ritter was hired in December, 1997 and was promoted to Senior Vice President of the Mail Order Business in April 2000. In October, 2001, Mr. Ritter resigned his position with the Company.

(6) Mr. Keane was hired in April, 1996 and was promoted to Vice President in March, 1999.

(7) Mr. Taffe was hired as Vice President in July, 1996.

(8) Mr. Anderson left the Company in August, 2001 concurrent with the announcement of the closure of the Kansas City StatScript office where he was based.

(9) Mr. Taylor resigned as Chairman of the Board and Chief Executive Officer as of June 30, 2000. He received no additional cash compensation for service as a director for fiscal years 1999 and 2000. Mr. Taylor became the Chief Executive Officer of the Company's subsidiary, MEDgenesis, Inc. effective July 1, 2000. MEDgenesis Inc. paid

    Mr. Taylor's fiscal 2000 bonus in August, 2000. Fiscal 2001 compensation consisted of salary and bonus paid by MEDgenesis through January 5, 2001, and a $1.226 million severance paid by the Company pursuant to the separation provisions of his employment agreement.

STOCK OPTIONS

     The following tables summarize stock option grants and exercises during fiscal 2001 to or by the named executive officers and the value of all options held by the named executive officers at June 29, 2001.

     Executive options for fiscal 2000 performance were granted in August, 2000, during fiscal year 2001, as shown below. Executive options for fiscal 2001 performance were granted in August, 2001, during fiscal year 2002, and will be reflected in next year's proxy statement.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                --------------------------------------------------------      VALUE AT ASSUMED
                                  NUMBER OF       PERCENT OF                                  ANNUAL RATES OF
                                 SECURITIES         TOTAL        EXERCISE                    STOCK APPRECIATION
                                 UNDERLYING      OPTIONS/SARS     OR BASE                     FOR OPTION TERM
                                OPTIONS/SARS      GRANTED TO       PRICE      EXPIRATION    --------------------
            NAME                GRANTED(#)(1)     EMPLOYEES      ($/SHARE)       DATE        5%($)       10%($)
            ----                -------------    ------------    ---------    ----------    --------    --------
Henry F. Blissenbach........       130,000           16.4%          7.4        08/29/07     390,308     909,583
Stephen T. Ritter...........        65,000            8.2%          7.4        08/29/07     195,154     454,791
Gregory H. Keane............        50,000            6.3%          7.4        08/29/07     150,118     349,839
Patrick L. Taffe............        45,000            5.7%          7.4        08/29/07     135,106     314,855
Perry L. Anderson...........        70,000            8.8%          7.4        08/29/07     210,166     489,775
Maurice R. Taylor, II.......            --            0.0%                                       --          --

-------------------------
(1) The options were granted under the Company's 1999 Stock Option Plan. These options generally vest with respect to 20% of such shares on the first year anniversary date and become exercisable with respect to an additional 20% of the shares on each of the next four anniversary dates. The options may become immediately exercisable upon certain change-in-control events as described in the Company's 1999 Stock Option Plan.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2001
                       AND OPTION VALUES AT JUNE 29, 2001

                                                               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                    UNDERLYING                     IN-THE-MONEY
                                                             UNEXERCISED OPTIONS/SARS              OPTIONS/SARS
                                  SHARES                         AT JUNE 29, 2001                AT JUNE 29, 2001
                                ACQUIRED ON     VALUE      ----------------------------    ----------------------------
                                 EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
            NAME                    (#)          ($)           (#)             (#)             ($)             ($)
            ----                -----------    --------    -----------    -------------    -----------    -------------
Henry F. Blissenbach........                                 163,240         247,560           --              --
Stephen T. Ritter...........                                  21,309          79,721           --              --
Gregory H. Keane............                                  35,927          78,538           --              --
Patrick L. Taffe............                                  54,016          89,704           --              --
Perry L. Anderson...........                                  55,396         113,049           --              --
Maurice R. Taylor, II.......      103,133      586,569       670,667          --               --              --

-------------------------
(1) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference, if any, between the exercise price per share and $5.40, the closing price per share on June 29, 2001.

     The Company's stock option plans generally provide that upon the occurrence of certain "acceleration events," the options will become fully vested. An acceleration event occurs (i) when a person, or group of persons acting together, becomes the beneficial owner of 20% or more of the Company's outstanding shares, (ii) when a change in a majority of the Board occurs without the approval of at least 60% of the prior Board, or

(iii) upon the approval by shareholders of a sale of all or substantially all the assets or a liquidation or dissolution of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     Henry F. Blissenbach entered a new employment agreement with the Company, effective July 1, 2000, concurrent with his appointment as Chief Executive Officer and election as Chairman of the Board. The contract runs through June, 2003 and, subject to termination provisions, contains automatic two-year renewals. Under the agreement, Dr. Blissenbach receives a base salary of $295,000 per year and bonuses, stock options, and benefits commensurate with his position and responsibilities. His compensation package is subject to increase based on performance and Board review.

     Dr. Blissenbach's employment agreement includes a non-competition provision for up to one year following termination of employment. Upon a termination without cause, Dr. Blissenbach is entitled to receive (i) base salary payments for a period of twenty-four months after termination at the rate in effect prior to termination, (ii) the average of any incentive compensation paid or payable by the Company for the most recent two fiscal years, and (iii) immediate vesting of all options. If termination occurs within two years subsequent and due to a change in control, Dr. Blissenbach will receive (i) salary equal to thirty six months of current, annualized base salary, (ii) the average bonus compensation paid in the three most recent fiscal years or three times the target bonus for the current year, whichever is greater, and (iii) immediate vesting of all options.

     The Company's former Chief Executive Officer and Chairman of the Board, Maurice R. Taylor, II, resigned these positions and became Chairman of the Board and Chief Executive Officer of MEDgenesis, Inc. on July 1, 2000. His employment agreement with the Company, which was in effect during fiscal 2000, was assigned to and assumed by MEDgenesis on that date.

     Under that agreement, Mr. Taylor received a base salary from MEDgenesis, for the period from July 1, 2000 through January 5, 2001, in the amount of $167,700. Concurrent with the MEDgenesis sale, Chronimed entered into a separation agreement with Mr. Taylor subject to his employment agreement. The Company made a payment to Mr. Taylor of $1.226 million under the terms of the separation agreement. The separation agreement also created an immediate vesting of all of Mr. Taylor's outstanding stock options and extended his period to exercise options to January 5, 2002. The separation agreement also allows for office space access and health care insurance for Mr. Taylor for twelve months, or until he finds employment, whichever comes first.

     The modification to the option terms created a new measurement date requiring Chronimed to record compensation expense for the difference between the option price at grant date and the share price on January 5, 2001. Mr. Taylor had 369,800 options granted below the $11.56 January 5, 2001, share price. This modification resulted in a $938,000 non-cash charge to compensation expense. Both the $1.226 million severance payment and the $938,000 non-cash charge were charged against the gain on the sale of MEDgenesis.

                          COMPARABLE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return of the NASDAQ Total Return Index (U.S. Companies) and the NASDAQ Health Services Stock Index for the period June 28, 1996 through June 29, 2001. The graph and table assume the investment of $100 on June 28, 1996, in the Company's Common Stock, the NASDAQ Total Return Index, and the NASDAQ Health Services Stock Index. The cumulative return calculations were performed by the Center for Research in Security Prices, University of Chicago.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
[PERFORMANCE GRAPH]

                                                                             NASDAQ HEALTH SERVICES        NASDAQ TOTAL RETURN
                                                        CHRONIMED                     STOCK                       INDEX
                                                        ---------            ----------------------        -------------------
1996                                                     100.00                      100.00                      100.00
1997                                                      41.20                       90.80                      121.20
1998                                                      68.40                       89.80                      160.00
1999                                                      45.10                       77.60                      235.10
2000                                                      40.10                       65.40                      340.40
2001                                                      29.40                       93.20                      184.50

                                      JUNE 28,     JUNE 27,      JULY 3,      JULY 2,     JUNE 30,     JUNE 29,
                                        1996         1997         1998         1999         2000         2001
 [ ] Chronimed                           10          41.2         68.4         45.1         40.1         29.4
 + NASDAQ Health Services Stock          10          90.8         89.8         77.6         65.4         93.2
 # NASDAQ Total Return Index             10          121.2        160.0        235.1        340.4        184.5

                 OWNERSHIP OF CHRONIMED COMMON STOCK BY CERTAIN
                    BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

     The following table shows information concerning each person or group who to the knowledge of the Company was the beneficial owner of more than 5% of the Company's Common Stock, the number of shares of Common Stock beneficially owned by the Company's named executive officers, and all directors and executive officers as a group, as of September 30, 2001. All persons have sole or joint with spouse voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                   AMOUNT AND NATURE OF       PERCENT OF
           NAME AND ADDRESS OF BENEFICIAL OWNERS                BENEFICIAL OWNERSHIP(1)(2)      CLASS
           -------------------------------------                --------------------------    ----------
Heartland Advisors, Inc.....................................                   1,754,850         12.8%
  789 North Water Street                                           (as of June 30, 2001)
  Milwaukee, WI 53202-3508
Kennedy Capital Management, Inc.............................                     911,550          6.6%
  10829 Olive Boulevard                                            (as of June 30, 2001)
  St. Louis, MO 63141
Henry F. Blissenbach........................................                     254,248          1.9%
Stephen T. Ritter...........................................                      44,173            *
Gregory H. Keane............................................                      62,189            *
Patrick L. Taffe............................................                      78,997            *
Perry L. Anderson...........................................                      80,612            *
Maurice R. Taylor, II.......................................                     895,320          6.5%
                                                                 (as of January 5, 2001)
All directors and executive officers as a group (16
  persons)..................................................                   1,825,179         13.3%
Current directors and executive officers may be contacted
  through the address below:
     Chronimed Inc.
     10900 Red Circle Drive
     Minnetonka, MN 55343

-------------------------
 *  Less than 1%

(1) Information as of September 30, 2001 except as noted above.

(2) Includes the following options exercisable within 60 days to acquire shares of Common Stock: Dr. Blissenbach, 212,601; Mr. Ritter, 38,516; Mr. Keane, 53,926; Mr. Taffe, 76,361; Mr. Anderson, 77,068; and Mr. Taylor, 773,800;
    and all directors and executive officers as a group, 1,298,288.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. Michelle Jahn, Vice President, Sales & Marketing, began employment with the Company and became subject to Exchange Act
Section 16(a) reporting requirements on April 17, 2001. Ms. Jahn's Form 3 Initial Statement of Beneficial Ownership of Securities was filed with the SEC on May 3, 2001. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, other than as stated herein, all other Section 16(a) filing requirements were met during fiscal 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PARTY TRANSACTIONS

     On April 9, 1997, the Company entered into a guaranty of indebtedness with US Bank on behalf of Mr. Maurice R. Taylor, II, the Company's then Chairman and Chief Executive Officer. The indebtedness permitted Mr. Taylor to continue to hold Company stock. On July 1, 2000, Mr. Taylor resigned from the Board and became Chairman and Chief Executive Officer of the Company's wholly-owned subsidiary, MEDgenesis Inc. Also on that date, MEDgenesis assumed the Company's guaranty of Mr. Taylor's loan, and subsequently loaned Mr. Taylor funds sufficient to pay off his debt to US Bank. MEDgenesis obtained a promissory note due December 2001, a residential mortgage, and a pledge agreement from Mr. Taylor. Mr. Taylor is charged market rate interest on the note and the Company's guaranty has been extinguished.

     When Chronimed sold the MEDgenesis assets to Medisys on January 5, 2001, Medisys did not acquire the Taylor promissory note, pledge agreement, or mortgage. Accordingly, these commitments remain assets of Chronimed. The Taylor promissory note evidences principal indebtedness of $624,900, accrues market-based interest, and requires quarterly payments of interest plus $25,000 in principal. The note comes due on December 31, 2001. Mr. Taylor is current in his note payments, and the Company believes the note to be collectable.

     Concurrent with the sale of MEDgenesis assets, Chronimed entered into a Separation Agreement with Mr. Taylor as fully described above in the section entitled "Employment and Severance Agreements".

                                  PROPOSAL 2:
                      APPOINTMENT OF INDEPENDENT AUDITORS

     Based on the recommendation of the Audit Committee, the Board of Directors has unanimously voted to retain Ernst & Young LLP to serve as independent auditors for the Company for fiscal year 2002 and is submitting its appointment of such firm to the shareholders for ratification. Ernst & Young LLP has served as the Company's independent auditors since the Company's inception. If the appointment is not ratified, the Board of Directors will reconsider its selection. Ernst & Young LLP will have a representative at the meeting who will have an opportunity to make a statement if he or she so desires and who will be available to answer appropriate questions.

AUDIT FEES

     Ernst & Young LLP billed the Company an aggregate of $396,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended June 29, 2001 and the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q during that fiscal year.

ALL OTHER FEES

     Ernst & Young LLP billed the Company an aggregate of $230,891 in fees for other services rendered to the Company for the fiscal year ended June 29, 2001, including audit-related service fees of $106,338 and non-audit service fees of $124,553. Audit-related service fees include fees for business acquisitions, accounting consultations and SEC filings. Non-audit fees were principally fees for tax planning services. It is the Company's practice to engage professional services firms to assist in the implementation of strategic initiatives when particular areas of technical expertise are required. Management believes that in areas relative to tax planning, Ernst & Young LLP is familiar with the Company's operations and structure and is able to most effectively and efficiently assist with tax planning strategies.

     The affirmative vote of a majority of the voting power of the shares of Common Stock, present or represented at the meeting and entitled to vote on Proposal 2, is required to approve Proposal 2. Unless otherwise instructed, shares represented by proxy will be voted for ratification of the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Company's Board of Directors is composed of three independent members and acts under a written charter adopted and approved by the Board of Directors in February, 2001. A copy of the amended charter is attached to this proxy statement as Appendix A. The members of the committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended June 29, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Ernst & Young LLP, the Company's independent auditor, who is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards and by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and No. 71, Interim Financial Information, as currently in effect. In addition, the committee discussed with the independent auditor the auditor's independence from management and the Company including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), reviewed the non-audit services provided by them, and considered whether the provision of such other services is compatible with maintaining their independence.

     The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended June 29, 2001 to be filed with the SEC.

Submitted by the Audit Committee of the Chronimed Board of Directors

John H. Bullion, Chairman
John H. Flittie
David R. Hubers

                             SHAREHOLDER PROPOSALS

     The Company must receive any shareholder proposal, intended to be considered for inclusion in the Proxy Statement for presentation at next year's 2002 Annual Meeting, by June 14, 2002. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail, return receipt requested. Shareholders who intend to present a proposal at the 2002 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than August 9, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 ANNUAL REPORT

     The Company's Annual Report to shareholders for fiscal year 2001 is being mailed with this Proxy Statement to shareholders entitled to notice of Annual Meeting.

     The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for fiscal year 2001, as filed with the Securities and Exchange Commission. Requests for copies of such Annual Report on Form 10-K should be directed to Investor Relations at the address below.

     Any statements contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall be deemed to constitute a part hereof except as so modified or superseded.

                                 OTHER MATTERS

     Your Board of Directors does not intend to bring before the meeting any business other than the election of directors and the ratification of our independent auditors, and has not been informed that any other business is to be presented at the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.

     If any matters properly come before our 2001 Annual Meeting, but we did not receive notice of the matters prior to August 11, 2001, the persons named in our proxy card for that Annual Meeting will have the discretion to vote the proxies on such matters in accordance with their best judgement.

     Please vote, sign and return promptly the enclosed proxy in the envelope provided. The signing of a proxy will not prevent you from attending the meeting and voting in person.

                                          By Order of the Board of Directors

                                          [KENNETH S. GUENTHNER SIG]
                                          Kenneth S. Guenthner
                                          General Counsel and Secretary

Chronimed Inc.
10900 Red Circle Drive
Minnetonka, MN 55343

October 25, 2001

                                                                       EXHIBIT A

                                 CHRONIMED INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

                                    PURPOSE

     The Audit Committee of the Board of Directors will assist the Board of Directors in fulfilling its oversight responsibility with regard to the Company's financial control and reporting system, corporate accounting and the quality and integrity of the Company's financial reports. The Board of Directors' charge to the Audit Committee is defined in reasonably specific terms in the Audit Committee Charter. The charter is intended to guide the Audit Committee as it strives to gain reasonable assurance that

     - management is properly discharging its responsibility for the Company's financial statements,

     - the financial statements have been prepared in accordance with generally accepted accounting principles,

     - an adequate system of internal accounting controls is functioning within the Company, and

     - management has devised and implemented a program for compliance with the Foreign Corrupt Practices Act.

     A primary concern of the Audit Committee is that internal accounting and administrative controls are adequate to ensure that--

     - assets are safeguarded,

     - transactions are authorized, and

     - transactions are properly recorded.

     The Audit Committee Charter should be reviewed by corporate counsel and approved by the Board of Directors. The Charter should be reviewed annually by the Audit Committee and modified as necessary.

                                 CHRONIMED INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I. GENERAL

     A. The Audit Committee must prepare a written Audit Committee charter ("Charter") that is approved by the full Board of Directors.

     B. The Audit Committee must review and assess the adequacy of the Charter on an annual basis.

II. COMPOSITION

     A. Audit Committee members, including the Audit Committee Chair, will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

     B. The Audit Committee will be comprised of a minimum of three non-employee Directors. Each member of the Audit Committee will be, in the opinion of the Board of Directors, financially literate. At least one member of the Audit Committee will have accounting or related financial management experience.

     C. Audit Committee members will be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. (See definition of Independence in Section VI below.)

     D. Audit Committee members will serve until the Board of Directors shall designate their successors.

     E. Audit Committee membership should include, if possible, individuals with varied backgrounds and occupations.

     F. Audit Committee continuity should be achieved, if possible, through staggered appointments.

III. AUTHORIZATION

     A. Financial Statements; External Audit. The Audit Committee is authorized to:

         1. Review, and make recommendations to the Board of Directors with respect to, the engagement or re-engagement of the independent public accounting firm to audit the Company's financial statements for the then current fiscal year and to provide such other audit-related services as the Audit Committee believes desirable. The independent public accounting firm is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders.

         2. Discuss and approve the overall scope of the external audit for the then current fiscal year.

         3. Discuss and, when appropriate, approve the external audit fees to be charged.

         4. Discuss the results of the external audit. After completion of the external audit, review separately with each of management, the independent public accounting firm, and the Company's internal auditing department any significant issues or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         5. Discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto.

         6. Discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company.

         7.  Review the audited annual financial statements of the Company.

         8. Review the financial statements included in any securities offering.

         9.  Review the quarterly financial statements of the Company.

        10. Establish procedures which ensure that the Audit Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud.

        NOTE: The current procedure calls for the Company's Chief Financial Officer to inform the Committee in writing of any material breakdown in internal accounting controls or any management fraud as soon as he/she is aware of same.

        11. Review significant transactions, contracts and other agreements that have a material effect on the financial statements.

        12. Review any significant disagreement among management and the independent public accounting firm or the Company's internal audit department in connection with the preparation of financial statements.

        13. Discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, Nasdaq, or other regulatory pronouncements which might affect the Company's financial statements, and recommend changes or improvements for complying with them.

     B. Non-Audit Services. The Audit Committee is authorized to review the engagement of an independent public accounting firm to provide non-audit services, including the terms of the engagement, the cost thereof and, if such firm has been retained to provide audit services, whether such non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the independent public accounting firm in carrying out its audit assignments as included in "A" above.

     C. Accounting Policies, Procedures and Principles. The Audit Committee is authorized to:

        1. Review the accounting policies, procedures and principles adopted or continued by the management of the Company which, in the opinion of management, will conform to the standards required:

           a. for the purpose of maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, as codified in Section 13(b)(2) of the Securities Exchange Act of 1934, and

           b.   for the purpose of prevent or detecting:

               i) any improper or illegal disbursement of Company funds or property of value, or

               ii) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with Section 103(a) of the Foreign Corrupt Practices

                     Act of 1977, as codified in Section 30A of the Securities Exchange Act of 1934.

        2. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accounting firm, management or the Company's internal audit department.

        3. Review with the independent public accounting firm, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     D. Internal Audit Program. The Audit Committee is authorized to review the overall scope of the Internal Audit program (if one exists) and to receive and discuss all internal audit reports, and to recommend improvements or changes to the program or reports. The Committee is also authorized to review the overall adequacy of the function and the competence of the personnel engaged in such function, and to recommend improvements or changes in such personnel. This may include reviewing staffing requirements, budgetary matters and continuing professional development. The Committee must approve the hiring or termination of the lead Internal Auditor or the decision to utilize an outsource audit function.

     E. Access to Audit Committee. The Audit Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), by the internal audit function (if one exists), and by the Chief Financial Officer of the Company. Generally this is accomplished through annual or more frequent private sessions with each of these persons. In addition, the Audit Committee may have one or more private executive sessions.

        NOTE: By providing the independent public accounting firm a communication channel independent of management, the Audit Committee enhances the independence of that firm.

     F. Investigations. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports of the Company as the Audit Committee may in its discretion deem desirable, or as the Board of Directors may from time to time request. Such investigations may include the need for internal staff support and/or external support including accountants, attorneys and consultants.

     G. Notice to Audit Committee of Certain Actions. The Audit Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

     H.  Miscellaneous. The Audit Committee is authorized to:

        1. Annually review the program which monitors compliance with the Company's Business Conduct policy.

        2. Review and approve all proposed transactions between the Company and members of the Board of Directors or management.

        3. Verbally report its findings to the Board of Directors and will maintain minutes of each Committee meeting.

        4. Discuss the quality and depth of staffing in the accounting and financial departments of the Company, and to recommend improvements or changes in such staffing.

IV. INDEMNIFICATION

     In the course of their service on the Audit Committee, Committee members may be made a party to a legal action or other proceeding resulting in a personal economic loss to the member. In the event of any such loss resulting from their service on the Audit Committee, Audit Committee members will be indemnified by the Company under "Indemnification Agreements" made between the Company and each Committee member, subject to Section 2(a)(1) through 2(a)(5) of such Agreements.

V. INDEPENDENT PUBLIC ACCOUNTING FIRM MATTERS

     A. The Audit Committee is responsible for obtaining a formal written Statement of Independence from the independent public accounting firm, and for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditor. The Company's Proxy must include an Audit Committee Report discussing whether the committee received the Statement of Independence and reviewed it with the auditors.

     B. The independent public accounting firm must discuss annually with the Audit Committee its judgement about the quality of accounting principles applied by the Company.

     C. The Audit Committee must review the performance of the independent public accounting firm and recommend to the Board of Directors the discharge of such firm when circumstances warrant. It should be noted that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

VI. INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     A. Audit Committee members are considered independent if they have no relationship with the Company that may interfere with the exercise of their independence from management and the Company.

     B.  Examples of conflicts of independence are:

        1. Director being employed by the Company (or affiliates) for the current year and any of the past 5 years,

        2. Director receiving compensation from the Company other than for Board service,

        3. Director being related to anyone who has been executive officer of the Company or any of its affiliates in any of the past 5 years,

        4. Director being a principal or executive officer of an entity to which the Company made or received payments in amounts that are significant to the Company or entity in any of the past 5 years,

        5. Director being employed as executive of another corporation where any of the Company's executives serve on that corporation's compensation committee.

VII. FREQUENCY OF MEETINGS

     The Audit Committee will meet at least three times a year or more frequently as it deems necessary to perform its required duties.

                      [CHRONIMED STATSCRIPT PHARMACY LOGO]



                                 CHRONIMED INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                           TUESDAY, NOVEMBER 27, 2001
                         3:30 P.M. CENTRAL STANDARD TIME

                         LUTHERAN BROTHERHOOD AUDITORIUM
                             625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415


CHRONIMED INC.
10900 RED CIRCLE DRIVE, MINNETONKA, MN 55343                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, NOVEMBER 27, 2001.

The shares of stock you hold in your account will be voted as you specify below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ITEMS 1 AND 2.

The undersigned, having duly received the Notice of Annual Meeting and the Proxy Statement dated October 25, 2001, hereby appoints the Chairman and Chief Executive Officer, Henry F. Blissenbach, and the Secretary, Kenneth S. Guenthner, as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all common shares of Chronimed Inc. held of record by the undersigned on October 19, 2001, at the Annual Meeting of Shareholders to be held on Tuesday, November 27, 2001, at the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, at 3:30 p.m. Central Standard Time, and at any adjournment thereof.



           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                   USING THE ENCLOSED BUSINESS REPLY ENVELOPE.

                      See reverse for voting instructions.


                                                   NORTHWEST/WELLS FARGO VERS. 3

                             + Please detach here +
--------------------------------------------------------------------------------


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.


1. Election of directors:          01 John H. Flittie       02 Stuart A. Samuels
   Class I (Three Year Term)


[ ] Vote FOR                                  [ ]  Vote WITHHELD
    all nominees                                   from all nominees
    (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ] For                   [ ] Against                   [ ]  Abstain


2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors for the 2002 fiscal year.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.


Address Change? Mark Box [ ]                Indicate changes below:



Date _____________________________________


------------------------------------------


------------------------------------------
Signature(s) in Box

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                                                   NORTHWEST/WELLS FARGO VERS. 3